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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 24, 2000
                                -----------------
                Date of Report (Date of earliest event reported)

                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)

                  0-14671                                 59-2335075
         (Commission File Number)              (IRS Employer Identification No.)

       450 SOUTH AUSTRALIAN AVENUE
        WEST PALM BEACH, FLORIDA                            33401
(Address of principal executive offices)                 (Zip Code)

                                 (561) 650-2500
               Registrant's Telephone Number, Including Area Code

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ITEM 5.  OTHER EVENTS

         Republic Security Financial Corporation issued a press release announcing net income of $7.4 million or $0.15 diluted earnings per common share for the three months ended December 31, 1999 compared to a net loss of $22.6 million or ($0.46) diluted loss per common share for the three months ended December 31, 1998. Net income was $29.5 million or $0.58 diluted earnings per common share for the year ended December 31, 1999 which includes $2.4 million or $0.05 diluted earnings per common share in merger and other expenses related primarily to the acquisition of Northside Bank of Tampa ("Northside") which closed on February 26, 1999 and was accounted for as a pooling of interests transaction.

         The press release issued by the Registrant described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety. The financial information contained in the press release has been retroactively restated to include the accounts and results of operations of First Palm Beach Bancorp, Unifirst Federal Savings Bank and Northside, which mergers all accounted for as poolings of interests, were consummated on October 29, 1998, July 2, 1998 and February 26, 1999, respectively.

         The information in this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those projected in forward-looking statements. The use of forward-looking statements can be identified by statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "projection," or "outlook"), are not historical facts and may be forward-looking. Such statements involve estimates, assumptions, and uncertainties which include, but are not limited to, overall business conditions, particularly in the business markets in which Republic Security Financial Corporation, its wholly-owned subsidiary, Republic Security Bank and, for the period beginning July 30, 1999, the Bank's wholly-owned subsidiary, RS Maritime Corporation d/b/a First New England Financial, operate; general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors that affect the Company's operations, pricing, products, and services. Other factors, such as the general state of the economy, could also cause actual results to vary materially from the future results covered in such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the above mentioned important factors that could cause the Company's actual results to differ materially from those contained in the forward-looking statements of the Company made by or on behalf of the Company.

         All such factors are difficult to predict, contain uncertainties which may materially affect actual results and are beyond the control of the Company.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of the Business Acquired

             Not Applicable

         (b) Pro Forma Financial Information

             Not Applicable

         (c) Exhibits

             99.1 - Press Release dated January 24, 2000

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         REPUBLIC SECURITY FINANCIAL CORPORATION
                                         (Registrant)

Date: JANUARY 24, 2000                   /s/CARLA H. POLLARD
                                         -------------------
                                         Carla H. Pollard
                                         Senior Vice President/Controller


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                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------
 99.1            Press Release dated January 24, 2000